SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2004

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan		48120
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Signature
Exhibit Index
Ex-99.1 Press Release dated 1/8/04

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

99.1	Press release dated January 8, 2004

Item 9. Regulation FD Disclosure.

     On January 8, 2004, we issued a press release related to a presentation to financial analysts and the Company’s financial outlook. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 12. Results of Operations and Financial Condition.

     On January 8, 2004, we issued a press release related to a presentation to financial analysts and the Company’s financial outlook. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: January 8, 2004	By:	/s/Stacy L. Fox
Stacy L. Fox
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 99.1	Press Release dated
January 8, 2004